FOURTH AMENDED AND RESTATED BY-LAWS

                                       OF

                                IESI CORPORATION,

                             a Delaware corporation

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE ONE    OFFICES.........................................................1

         1.1      Registered Office and Agent..................................1

         1.2      Other Offices................................................1

ARTICLE TWO    STOCKHOLDERS....................................................1

         2.1      Annual Meeting...............................................1

         2.2      Special Meeting..............................................2

         2.3      Place of Meetings............................................2

         2.4      Notice.......................................................2

         2.5      Voting List..................................................2

         2.6      Voting of Shares.............................................2

         2.7      Quorum.......................................................3

         2.8      Required Vote; Withdrawal of Quorum..........................3

         2.9      Method of Voting; Proxies....................................3

         2.10     Record Date..................................................3

         2.11     Conduct of Meeting...........................................5

         2.12     Inspectors...................................................5

         2.13     Consent of Stockholders in Lieu of Meeting...................5

         2.14     Certain Restrictions.........................................5

ARTICLE THREE    DIRECTORS.....................................................6

         3.1      Management...................................................6

         3.2      Number; Election; Term; Qualification........................6

         3.3      Change in Number.............................................7

         3.4      Removal and Resignation......................................7

         3.5      Vacancies....................................................7

         3.6      Place of Meetings............................................8

         3.7      First Meeting................................................8

         3.8      Regular Meetings.............................................8

         3.9      Special Meetings; Notice.....................................8

         3.10     Quorum; Majority Vote........................................8

         3.11     Order of Business............................................9

         3.12     Presumption of Assent........................................9

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

         3.13     Compensation.................................................9

         3.14     Action Without a Meeting.....................................9

ARTICLE FOUR    COMMITTEES.....................................................9

         4.1      Designation..................................................9

         4.2      Number; Qualification; Term..................................9

         4.3      Authority...................................................10

         4.4      Committee Changes...........................................10

         4.5      Regular Meetings............................................10

         4.6      Special Meetings............................................10

         4.7      Quorum; Majority Vote.......................................10

         4.8      Minutes.....................................................10

         4.9      Compensation................................................10

         4.10     Responsibility..............................................11

ARTICLE FIVE    GENERAL PROVISIONS RELATING TO MEETINGS.......................11

         5.1      Notice......................................................11

         5.2      Waiver of Notice............................................11

         5.3      Telephone and Similar Meetings..............................11

ARTICLE SIX     OFFICERS......................................................11

         6.1      Number; Titles; Election; Term of Office....................11

         6.2      Removal and Resignation.....................................12

         6.3      Vacancies...................................................12

         6.4      Authority...................................................12

         6.5      Compensation................................................12

         6.6      Chairman of the Board.......................................12

         6.7      President...................................................12

         6.8      Vice Presidents.............................................12

         6.9      Treasurer...................................................12

         6.10     Assistant Treasurers........................................13

         6.11     Secretary...................................................13

         6.12     Assistant Secretaries.......................................13

ARTICLE SEVEN    CERTIFICATES AND SHAREHOLDERS................................13

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

         7.1      Certificates for Shares.....................................13

         7.2      Consideration for Shares....................................14

         7.3      Replacement of Lost or Destroyed Certificates...............14

         7.4      Transfer of Shares..........................................14

         7.5      Registered Stockholders.....................................14

         7.6      Regulations.................................................14

         7.7      Legends.....................................................15

ARTICLE EIGHT     INDEMNIFICATION OF DIRECTORS AND OFFICERS...................15

         8.1      Right to Indemnification....................................15

         8.2      Advancement of Expenses.....................................16

         8.3      Nonexclusivity of Right to Indemnification..................16

         8.4      Insurance...................................................17

         8.5      Continued Rights............................................17

ARTICLE NINE     MISCELLANEOUS PROVISIONS.....................................17

         9.1      Approval of Certain Transactions............................17

         9.2      Dividends...................................................19

         9.3      Reserves....................................................20

         9.4      Books and Records...........................................20

         9.5      Fiscal Year.................................................20

         9.6      Seal........................................................20

         9.7      Securities of Other Corporations............................20

         9.8      Invalid Provisions..........................................20

         9.9      Attestation by the Secretary................................20

         9.10     Headings; Table of Contents.................................20

         9.11     References..................................................20

         9.12     Amendments..................................................21

                       FOURTH AMENDED AND RESTATED BY-LAWS

                                       OF

                                IESI CORPORATION,

                             a Delaware corporation


                                    PREAMBLE

         These Fourth  Amended and  Restated  By-Laws  (the  "By-Laws")  of IESI
Corporation, a Delaware corporation (the "Company"), are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of the Company, as amended (the "Certificate of Incorporation"). In the event of a direct conflict between the provisions of these By-Laws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the Certificate of Incorporation such provisions of the Delaware General Corporation Law or of the Certificate of Incorporation, as the case may be, will be controlling.

                                  ARTICLE ONE

                                     OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Company will be as designated from time to time by the appropriate filing by the Company in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Company may also have offices elsewhere, both within and without the State of Delaware, as the board of directors of the Company (the "Board of Directors") may from time to time determine or as the business of the Company may require.

                                  ARTICLE TWO

                                  STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders of the Company (the "Stockholders") will be held each calendar year on the date and at the time and place as designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. If the date chosen for the meeting is a legal holiday, then the meeting will be held on the following business day, at the time specified in the notice or waiver of notice of the meeting. At such meeting, the Stockholders will elect directors and transact such other business as may properly be brought before the meeting.

         2.2 Special Meeting. A special meeting of the Stockholders may be called at any time by the chairman of the Board of Directors (the "Chairman of the Board"), (a) the president of the Company (the "President"), (b) a majority of the Board of Directors, (c) the holders of a majority of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") or (d) the holders of at least a majority of the Liquidation Preference of the Preferred Stock (as such terms are defined in the Certificate of Incorporation). The date, time and place of the special meeting are to be designated by the Person(s) (as hereinafter defined) calling the meeting and must be stated in the notice of the special meeting or in a duly executed waiver of notice of such meeting. Only the business stated or indicated in the notice of the special meeting or in a duly executed waiver of notice of the meeting may be conducted at the special meeting.

         2.3 Place of Meetings. Meetings of Stockholders will be held at the principal office of the Company unless another place, within or without the state of Delaware, is designated for meetings in the manner provided in Sections
2.1 and 2.2.

         2.4 Notice. Except as otherwise provided by law, written or printed notice stating the place, day and time of each meeting of the Stockholders and, in case of a special meeting, the purpose(s) for which the meeting is called, must be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the secretary of the Company (the "Secretary") or the officer or Person(s) calling the meeting, to each Stockholder of record. Without limiting the generality of the foregoing, in case of a special meeting which is called pursuant to Section 2.2 by either the holders of the majority of shares of Class A Common Stock, or the holders of a majority of the Liquidation Preference of the Preferred Stock, notice of such meeting may be delivered within the shortest period of time before the date of the meeting then permitted by applicable law. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the Company records. All Stockholders, including the holders of non-voting shares, will be entitled to attend the meeting.

         2.5 Voting List. At least ten days before each meeting of Stockholders, the secretary or other officer of the Company who has charge of the Company's stock ledger must prepare a complete list of Stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each Stockholder and number of shares registered in the name of each Stockholder. For a period of ten days prior to such meeting, the list must be kept on file at a place within the city where the meeting is to be held, which place must be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not specified in the notice, at the place where the meeting is to be held. The voting list will be open to examination by any Stockholder during ordinary business hours. The list must also be produced at the meeting and kept there at all times during the meeting and may be inspected by any Stockholder present. The stock ledger is the only evidence as to who are the Stockholders entitled to examine the list.

         2.6 Voting of Shares. Treasury shares (shares of the Company's own capital stock belonging to it or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company) are neither entitled to vote nor be counted for quorum purposes. Nothing in this Section is to be construed as limiting the right of the Company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. All Persons holding Company stock (other than treasury shares) in a fiduciary capacity are entitled to vote the shares so held. Any Person whose stock is pledged is entitled to vote, unless such Person has expressly empowered the pledgee to vote thereon in the transfer on the books of the Company, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon.

         2.7 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, will constitute a quorum at any meeting of Stockholders, except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. If a quorum is not present, in person or by proxy, at any meeting of Stockholders, the Stockholders entitled to vote at the meeting and who are present, in person or by proxy, may adjourn the meeting. If no Stockholder entitled to vote is present, any officer of the Company may adjourn the meeting without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present, in person or by proxy. At any adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each Stockholder of record entitled to vote at the adjourned meeting.

         2.8 Required Vote; Withdrawal of Quorum. Directors of the Company are to be elected, at a Stockholders meeting at which a quorum is present, by a plurality of the votes of the shares entitled to vote on the election of directors and present in person or represented by proxy. In all other matters, except the election of directors and those otherwise provided by law, the Certificate of Incorporation or these By-Laws, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting at which a quorum is present, and entitled to vote on the subject matter, will be the act of the Stockholders. The Stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         2.9 Method of Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation, these By-Laws or by law, each outstanding share is entitled to one vote on each matter submitted to a vote at a Stockholders meeting. At any Stockholders meeting, every Stockholder having the right to vote or to express consent or dissent to corporate action in writing without a meeting may do so either in person or by a proxy executed in writing by the Stockholder or by his duly authorized attorney-in-fact, or any other means permitted by law. No proxy will be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy will be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy will be revocable unless it expressly provides that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power or is otherwise made irrevocable by law.

         2.10 Record Date.

         (a) Meetings of Stockholders. In order that the Company may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date may not be more than 60 nor less then ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders will apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) Action Without a Meeting. In order that the Company may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which date may not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in this State, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Company's registered office must be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors, and prior action by the Board of Directors is required by law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting will be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (c)      Dividends;  Distributions;  Other  Actions.  In order  for the
                  Company to determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date may not precede the date upon which the resolution fixing the record date is adopted, and which record date may not be more than 60 days prior to such action. If no record date is fixed, the record date for determining Stockholders for any such purpose will be at the close of business on the day of which the Board of Directors adopts the resolution relating thereto.

         2.11 Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President will preside at all meetings of Stockholders. The Secretary will keep the records of each meeting of Stockholders. In the absence or inability to act of any such officer, the officer's duties must be performed by the officer given the authority to act for the absent or non-acting officer under these By-Laws or by some Person(s) appointed at the meeting.

         2.12 Inspectors. The Board of Directors may, in advance of any meeting of Stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof and make a written report thereof. If any of the inspectors so appointed fails to appear or act or if inspectors have not been appointed, the chairman of the meeting may appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, must take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors are to determine the number of shares of capital stock of the Company outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. Furthermore, they are to receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. On request of the chairman of the meeting, the inspectors must make a report in writing of any challenge, request or matter determined by them and must execute a certificate of any fact found by them. No director or candidate for the office of director may act as an inspector of an election of directors. Inspectors need not be Stockholders.

         2.13 Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required to be taken, or which may be taken, by law, the Certificate of Incorporation or these By-Laws, at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent(s) in writing, setting forth the action taken, is signed by the holders of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted, provided that
(a) such consent is executed and delivered in a manner consistent with Delaware law and (b) prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent is given to those Stockholders who have not consented in writing.

         2.14 Certain Restrictions. No Stockholder shall grant any proxy, enter into or agree to be bound by any voting trust agreement or arrangement of any kind with respect to any voting securities of the Company, or enter into any stockholder agreements or arrangement of any kind with respect to any Common Stock, Preferred Stock (as such terms are defined in the Certificate of Incorporation) and any other securities of any type whatsoever convertible into or exchangeable for any capital stock or other similar security of the Company, including, without limitation, securities containing equity features and securities containing profit participation features, and any debt or equity security convertible or exchangeable, with or without consideration, into or for any stock or similar security of the Company, or any security carrying any warrant, option or right to subscribe for or to purchase any of the foregoing ("Securities"), any of which is inconsistent with the provisions of the Amended and Restated Stockholders' Agreement, dated June 30, 1999, as amended or restated from time to time (the "Stockholders' Agreement"), including, but not limited to, any agreement or arrangement with respect to the voting of securities of the Company, nor shall any Stockholder act as a member of a group or in concert with any other individual, corporation, partnership, limited liability company, association, trust or any other entity or organization of any kind or character, including a governmental authority or agency (individually or collectively, "Person" or "Persons") in connection with the acquisition of Securities in any manner inconsistent with the provisions of the Stockholders' Agreement; provided, however, that the foregoing shall in no way restrict IESI Capital, EOF Delaware, TCC or Thayer, as each is defined in
Section 3.2 hereof, from establishing any arrangement with respect to the exercise of their respective rights pursuant to Section 3.2 hereof.

                                 ARTICLE THREE

                                    DIRECTORS

         3.1 Management. The business and affairs of the Company will be managed by and under the Board of Directors. Subject to the restrictions imposed by law, the Certificate of Incorporation or these By-Laws, the Board of Directors may exercise all the powers of the Company.

         3.2 Number; Election; Term; Qualification. The Board of Directors shall consist of not less than two nor more than eight members, as determined by the Board of Directors from time to time. Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the directors will be elected at an annual meeting of Stockholders at which a quorum is present and in accordance with the provisions for election of directors set forth in Section 2.9 above. Each director chosen in this manner will hold office until the first annual meeting of Stockholders held after his election and until his successor is elected and qualified or, if earlier, until his death, resignation, or removal from office. No director need be a Stockholder of the Company or a Delaware resident. Acceptance of the office of director may be expressed orally or in writing.

                  The Stockholders shall use their best efforts and take all reasonably necessary or desirable actions within their power, whether in their capacities as stockholders, directors, members of a board committee, officers of the Company or otherwise (including, but not limited to, the voting of shares of the Common Stock and/or the Preferred Stock of the Company owned by them, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including, without limitation, calling special board and Stockholder meetings) to effectuate and carry out the following provisions:

                           The Stockholders shall be entitled to representation on the Board of Directors as follows:

                           (i) Charles F. Flood ("Flood") shall have the right to serve as a director for so long as he shall remain chief executive officer of the Company;

                           (ii) IESI Capital LLC, IESI Capital II, LLC, IESI Capital III, LLC, IESI Capital IV, LLC and IESI Capital VI, LLC, each a Mississippi limited liability company (collectively, "IESI Capital"), shall have the right, jointly and not severally, to designate one director;

                           (iii) Environmental Opportunities Fund, L.P., a Delaware limited partnership ("EOF Delaware"), shall have the right to designate one director;

                           (iv) T.C. Carting, L.L.C., a Delaware limited liability company ("TCC"), shall have the right to designate two directors;

                           (v) Thayer Equity Investors IV, L.P., a Delaware limited partnership ("Thayer"), shall have the right to designate two directors; and

                           (vi) Subject to Regulation Y of the Governors of the Federal Reserve System, 12 C.F.R. 225, if it shall elect in writing to the Company, Suez Equity Investors L.P., a Delaware limited partnership, shall have the right to designate one director.

                  The Stockholders shall vote all of the voting securities of the Company owned by them for the election of the directors designated in accordance with this Section 3.2 or to cause the directors then in office to elect such Persons in the case of a vacancy. In the event of a tie in any vote of the Board of Directors, one of the TCC directors designated by TCC as the tie breaker shall have the right to cast the tie-breaking vote. Each of James E. Sowell and Suez Equity Investors L.P. shall have the right to (a) designate a representative to attend and observe meetings of the Board and any committee thereof and (b) receive all information and consents distributed to directors. The Board of Directors may, in its discretion, grant to up to two additional parties the right to designate a representative to attend and observe meetings of the Board and any committee thereof and receive all information and consents distributed to directors.

         3.3  Change  in  Number.   A  decrease  in  the  number  of   directors
constituting the entire Board of Directors will not have the effect of shortening the term of any incumbent director.

         3.4 Removal and Resignation. A director may be removed only if the Person or Persons, if any, entitled to designate such director pursuant to
Section 3.2 hereof delivers a written notice to the Company stating that such director shall forthwith be removed and replaced with a substitute director designated in such notice. Any director may resign at any time. The resignations must be made in writing and will take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Chairman of the Board of Directors, if any, the President or the Secretary. The acceptance of a resignation will not be necessary to make it effective, unless expressly so provided in the resignation.

         3.5 Vacancies. In the event that any vacancy is created on the Board of Directors by reason of the death, resignation or removal of any director designated pursuant to Section 3.2, such vacancy shall be filled by a substitute director designated by the Person or Persons, if any, entitled to designate the director whose death, resignation or removal created such vacancy and each of the Stockholders shall cause its designated directors to elect the Person designated to fill the vacancy. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any Stockholder(s) holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships or to replace the directors chosen by the directors then in office. Except as otherwise provided in these By-Laws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, will have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation(s) becomes effective, and each director so chosen will hold office as provided in these By-Laws with respect to the filling of other vacancies.

         3.6 Place of Meetings. The Board of Directors may hold its meetings and may have an office(s) in such place(s), within or without the State of Delaware, as the Board of Directors may from time to time determine or as is specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.7 First Meeting. Each newly elected Board of Directors may hold its first organizational meeting, if a quorum is present, immediately after and at the same place as the annual meeting of Stockholders. Notice of such meeting is not necessary.

         3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and places as designated from time to time by resolution of the Board of Directors and communicated to all directors; provided, however, that a meeting of the Board of Directors shall be held at least once during each of the Company's fiscal quarters.

         3.9 Special Meetings; Notice. Special meetings of the Board of Directors will be held whenever called by the Chairman of the Board, the President or any director. The Secretary must give notice or the Person calling the special meeting must cause notice to be given of each special meeting to each director at least one day before the meeting, except that in the case of a meeting called by a director, notice of such meeting may be delivered within the shortest period of time then permitted by applicable law before the date of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Unless limited by law, by the Certificate of Incorporation or by the By-Laws, any and all business may be transacted at any special meeting of directors.

         3.10 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in these By-Laws, including at least one director designated by TCC pursuant to Section 3.2(iv) above, and one director designated by Thayer pursuant to Section 3.2(v) above, will constitute a quorum for the transaction of business. In the event of a tie in any vote of the Board, one of the TCC directors designated by TCC as the tie breaker shall have the right to cast the tie breaking vote. If a quorum is not present at a meeting, a majority of the directors present or any director solely present may adjourn the meeting, without further notice other than an announcement at the meeting until a quorum is present. Unless the act of a greater number is required by law, the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at a meeting at which a quorum is in attendance will be the act of the Board of Directors. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock will have more or less than one vote per director on any matter, every reference in these By-Laws to a majority or other proportion of directors will refer to a majority or other proportion of the votes of such directors.

         3.11 Order of Business. At meetings of the Board of Directors, business shall be transacted in such order as the Board of Directors may determine. The Chairman of the Board, if any, and, if none or if the Chairman of the Board is absent or otherwise unable to act, the President is to preside at all meetings of the Board of Directors. In the absence or inability to act of either officer, a chairman is to be chosen by the Board of Directors from among the directors present. The Secretary is to act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another Person to act as secretary of the meeting. The regular minutes of the proceedings must be placed in the minute book of the Company.

         3.12 Presumption of Assent. A director of the Company who is present at any meeting of the Board of Directors at which action on any Company matter is taken will be presumed to have assented to the action unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to such action with the Person acting as secretary of the meeting before the adjournment thereof or forwards any dissent by certified or registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action.

         3.13 Compensation. Directors shall not be entitled to receive any compensation from the Company for service as a director; provided, however, that
(a) all reasonable out-of-pocket expenses of each director incurred in connection with attending regular and special board meetings and any meeting of any board committee shall be paid by the Company and (b) nothing contained herein be construed to preclude any director from serving the Company in any other capacity or receiving compensation therefor.

         3.14 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing(s) are filed with the minutes of proceedings of the Board of Directors, or committee.

                                  ARTICLE FOUR

                                   COMMITTEES

         4.1 Designation. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate one or more committees.

         4.2 Number; Qualification; Term. Any committee of the Board of Directors will be constituted to give each of IESI Capital, EOF Delaware, TCC and Thayer representation thereon at least proportionate to their representation on the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each alternate committee member is absent or disqualified, the member(s) of the committee present at any meeting and not disqualified from voting, whether or not a quorum is present, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each committee member shall serve as such until the earliest of (a) the expiration of his term as director, (b) his resignation as a committee member or as a director, or (c) his removal as a committee member or as a director.

         4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, will have and may exercise all of the authority of the Board of Directors in the management of the business and property of the Company except to the extent expressly restricted by law, the Certificate of Incorporation or these By-Laws; provided, however, that no committee of the Board of Directors will have the authority to declare a dividend or authorize a merger.

         4.4 Committee Changes. The Board of Directors will have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.5 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated by the committee and communicated to all its members.

         4.6 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting must cause notice of such special meeting, including the time and place of such special meeting, to be given to each committee member at least two days before the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of the special meeting.

         4.7 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors, including at least one director designated by TCC pursuant to Section 3.2(iv) above, and one director designated by Thayer pursuant to Section 3.2(v) above, will constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting, without notice, other than an announcement at the meeting, until a quorum is present.

The act of a majority of the members present at any meeting at which a quorum is in attendance will be the act of the committee, unless the act of a greater number is required by law, the Certificate of Incorporation or these By-Laws.

4.8 Minutes. The minutes of the proceedings of each committee must be prepared and the committee must report the minutes to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee must be delivered to the Secretary for placement in the Company's minute books.

         4.9 Compensation. No director may receive compensation for his services as a committee member.

         4.10   Responsibility.   The  designation  of  any  committee  and  the
delegation of authority to it will not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or any director by law.

                                  ARTICLE FIVE

                     GENERAL PROVISIONS RELATING TO MEETINGS

         5.1 Notice. Whenever by law, the Certificate of Incorporation or these By-Laws, notice is required to be given to any committee member, director or Stockholder and no provision is made as to how such notice must be given, any such notice may be given (a) in person, (b) in writing, by mail, postage prepaid, addressed to such committee member, director or Stockholder at his address as it appears on the books or, in the case of a Stockholder, the stock transfer records of the Company or (c) by any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time it is deposited in the United States mail. Any notice required or permitted to be given by overnight courier service will be deemed to be given at the time delivered to such service with all charges prepaid and properly addressed. Any notice required or permitted to be given by telegram, telex or telefax will be deemed to be given at the time transmitted with all charges prepaid and properly addressed.

         5.2 Waiver of Notice. Whenever by law, the Certificate of Incorporation or these By-Laws, any notice is required to be given to any Stockholder, director or committee member, a waiver thereof in writing signed by the Person(s) entitled to such notice, whether before or after the time notice should have been given, will be equivalent to the giving of such notice. Attendance of a Stockholder, director or committee member at a meeting will constitute a waiver of notice of such meeting, except where such Person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         5.3 Telephone and Similar Meetings. Stockholders, directors or committee members may participate in meetings and hold meetings by means of conference telephone or similar communications equipment by means of which all Persons participating in the meetings can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a Person participates for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE SIX

                                    OFFICERS

         6.1 Number; Titles; Election; Term of Office. The officers of the Company will be a President, a Secretary and any other officers as the Board of Directors may from time to time elect or appoint, including, but not limited to, a Chairman of the Board, one or more vice presidents (the "Vice President(s)") and a treasurer (the "Treasurer"). Unless otherwise specified by these By-Laws or by resolution of the Board of Directors, at the first meeting of the Board of Directors after each annual meeting of Stockholders at which a quorum is present, the Board of Directors shall elect the officers. Each officer will hold office until his successor has been duly elected and qualified, until his death or until he resigns or has been removed in the manner provided here. Any two or more offices may be held by the same Person. None of the officers need be a Stockholder or director of the Company.

         6.2 Removal and Resignation. An officer or agent elected or appointed by the
Board of Directors may be removed by the Board of Directors whenever in the judgment of the Board of Directors the best interests of the Company will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the Person removed. Election or appointment of an officer or agent will not of itself create contract rights. An officer may resign at any time upon written notice to the Company. The acceptance of a resignation will not be necessary to make such resignation effective, unless so provided in such resignation.

         6.3 Vacancies. Any vacancy occurring in any office of the Company may be filled by the Board of Directors.

         6.4 Authority. Officers will have the authority and perform such duties in the management of the Company as provided in these By-Laws or as may be determined by resolution of the Board of Directors not inconsistent with these By-Laws.

         6.5 Compensation. The compensation, if any, of officers and agents will be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may by resolution delegate to any one or more officers the authority to fix such compensation.

         6.6 Chairman of the Board. The Chairman of the Board, if one is elected by the Board of Directors, will have those powers and duties as prescribed by the Board of Directors.

         6.7 President. Unless and to the extent that such powers and duties are expressly delegated to a Chairman of the Board by the Board of Directors, the President will be the chief executive officer of the Company and, subject to the supervision of the Board of Directors, will have general management and control of the business and property of the Company in the ordinary course of the Company's business with all powers with respect to general management and control reasonably incident to such responsibilities, including, but not limited to, the power to employ, discharge or suspend employees and agents, to fix the compensation of employees and agents and to suspend, with or without cause, any officer pending final action by the Board of Directors with respect to continued suspension, removal or reinstatement of such officer.

         6.8 Vice Presidents. Each Vice President, if any, will have those powers and duties assigned to him by the Board of Directors, or delegated by the Chairman of the Board or the President. The Vice Presidents, in the order designated by the Board of Directors or, in the absence of such a designation, as determined by the length of time each has held the office of Vice President, will exercise the powers of the President during the President's absence or inability to act.

         6.9 Treasurer. The Treasurer will have the care and custody of all the Company funds and must deposit them in such banks or other depositories as the Board of Directors or any officer, or any officer and agent jointly, duly authorized by the Board of Directors, direct or approve. He must keep a full and accurate account of all monies received and paid on account of the Company and must render a statement of his accounts whenever the Board of Directors so requires. Except as otherwise provided by the Board of Directors, he must perform all other necessary acts and duties in connection with the administration of the Company's financial affairs and generally perform all the duties usually appertaining to the office of the Treasurer. Whenever required by the Board of Directors, the Treasurer must give bonds for the faithful discharge of his duties in such sums and with such securities as the Board of Directors may approve. In the absence of the Treasurer, the Person designated by the Chairman of the Board, if any, or the President will perform the duties of the Treasurer.

         6.10 Assistant Treasurers. Each assistant treasurer, if any, of the Company (each an "Assistant Treasurer") will have those powers and duties assigned to him by the Board of Directors, or delegated by the Chairman of the Board or the President. The Assistant Treasurers, in the order as designated by the Board of Directors or, in the absence of such a designation, as designated by the length of time they have held the office of Assistant Treasurer, will exercise the powers of the Treasurer during the Treasurer's absence or inability to act.

         6.11 Secretary. In addition to the duties as provided elsewhere in these By-Laws, the Secretary must keep the minutes of all meetings of the Board of Directors, of any committee and of the Stockholders, or consents in lieu of such meetings in the Company's minute books and must cause notice of the meetings to be given when requested by any Person authorized to call a meeting. The Secretary may sign with the Chairman of the Board or the President, in the name of the Company, all contracts of the Company and affix the Company seal (if any) thereto. The Secretary may sign with the Chairman of the Board or the President all Company Stock certificates, and he is in charge of the certificate books, share transfer records, stock ledgers and any other stock books and papers as the Board of Directors may direct, all of which must, at all reasonable times, be open to inspection by any director at the Company office during business hours. The Secretary will generally perform such other duties incident to the office of the Secretary, or as assigned by the Board of Directors or delegated by the Chairman of the Board or the President.

         6.12 Assistant Secretaries. Each assistant secretary, if any, of the Company (each an "Assistant Secretary") will have those powers and duties assigned to him by the Board of Directors or delegated by the Chairman of the Board or the President. The Assistant Secretaries, in the order as designated by the Board of Directors or, in the absence of such a designation, as determined by the length of time they have held the office of Assistant Secretary, will exercise the powers of the Secretary during the Secretary's absence or inability to act.

                                 ARTICLE SEVEN

                          CERTIFICATES AND SHAREHOLDERS

         7.1 Certificates for Shares. Certificates for shares of stock of the Company will be in the form approved by the Board of Directors. The certificates must be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificates may be a facsimile and may be sealed with the Company seal or a facsimile thereof. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be an officer, transfer agent or registrar before the certificate is issued, the certificate may be issued by the Company with the same effect as if such officer, transfer agent or registrar were an officer, transfer agent or registrar at the date of issue. The certificates must be consecutively numbered and entered in the Company books as they are issued and must exhibit the holder's name and the number of shares. The Board of Directors may provide by resolution that some or all of any or all classes or series of its stock will be uncertificated shares. However, any such resolution will not apply to shares represented by a certificate until such certificate is surrendered to the Company.
Notwithstanding the adoption of such a resolution, every holder of uncertificated shares is entitled, upon request, to have a certificate signed as prescribed above.

         7.2 Consideration for Shares. The consideration for subscriptions to, or the purchase of shares of capital stock to be issued by the Company, must be paid in the form and in the manner that the Board of Directors determines. In the absence of actual fraud in the transaction, the judgment of the Directors as to the value of such consideration will be conclusive. Capital stock so issued will be considered fully paid and nonassessable so long as the par value or stated value allocated to capital is paid in full by consideration in the form of cash, services rendered, personal or real property, leases of real property or a combination thereof. The balance or surplus in the subscription or purchase price of the stock, if the directors so determine, may be supplied by a binding obligation of the subscriber or purchaser to pay the balance of the price.

         7.3 Replacement of Lost or Destroyed Certificates. The Board of Directors may issue a new certificate of stock in place of any certificate issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative to give the Company a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of the certificate or the issuance of a new certificate of stock.

         7.4 Transfer of Shares. Upon surrender to the Company or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it will be the duty of the Company to issue a new certificate to the Person entitled to the new certificate, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares will be cancelled and issuance of new equivalent uncertificated shares or certificated shares will be made to the Person entitled thereto and the transaction will be recorded upon the books of the Company.

         7.5 Registered Stockholders. The Company will be entitled to treat the holder of record of any share(s) of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to such share(s) on the part of any other Person, whether or not it has express or other notice thereof, except as otherwise provided by law.

         7.6 Regulations. The Board of Directors will have the power and authority to make all such rules and regulations as it deems expedient concerning the issue, transfer, registration or the replacement of certificates for shares of Company stock.

         7.7 Legends. The Board of Directors will have the power and authority to provide that certificates representing shares of stock bear those legends that the Board of Directors deems appropriate to assure that the Company complies with applicable federal or state securities laws or other laws.

                                 ARTICLE EIGHT

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         8.1 Right to Indemnification.

                  (a) The Company may indemnify, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may be amended in the future (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the law permitted the Company to provide prior to such amendment), any Person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereafter, in this Article Eight, collectively referred to as a "Proceeding") (other than an action by or in the right of the Company), by reason of the fact that such Person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such Proceeding, if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe such Person's conduct was unlawful.

         The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, will not, of itself create a presumption that such Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

                  (b) The Company may indemnify, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may be amended in the future (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the said law permitted the Company to provide prior to such amendment), any Person who was or is a party or is threatened to be made a party to any Proceeding brought by or in the right of the Company to procure a judgment in the Company's favor by reason of the fact that such Person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by such Person in connection with the defense or settlement of such Proceeding, if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe such Person's conduct was unlawful; provided, however, that no indemnification may be made with respect to any claim, issue or matter as to which such Person has been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery or the court in which such Proceeding was brought determines, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for those expenses which the Court of Chancery or other court may deem proper.

                  (c) Any director, officer, employee or agent of the Company shall be indemnified by the Company, to the extent he has been successful on the merits or otherwise in defense of any Proceeding, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) The determination that indemnification of the director, officer, employee or agent is proper under the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in subparagraphs (a) and (b) above shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (3) by the Stockholders.

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


         8.2 Advancement of Expenses. The Company may advance the expenses (including reasonable attorneys' fees) incurred by an officer or director in defending any Proceeding prior to the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the Company under Delaware General Corporation Law, as the same exists or may be amended in the future.

         Expenses (including reasonable attorneys' fees) incurred by other employees and agents may be paid upon those terms and conditions that the Board of Directors deems appropriate.

         8.3 Nonexclusivity of Right to Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, the provisions of this Article Eight are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the By-Laws, any agreement or vote of Stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding that office.

         8.4 Insurance. The Company will have the power to purchase and maintain insurance on behalf of any Person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Company would have the power to indemnify such Person against such liability under this Article Eight or Delaware General Corporation Law or both.

         8.5 Continued Rights. The indemnification and advance of expenses provided by this Article Eight will, unless otherwise provided when authorized, continue as to a Person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of that Person.

                                  ARTICLE NINE

                            MISCELLANEOUS PROVISIONS

         9.1 Approval of Certain Transactions. Neither the Company nor any (i) corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (excluding any class or classes having such voting power solely by reason of the happening of a contingency) is owned by the Company directly or indirectly through other Subsidiaries, and (ii) partnership, association, joint venture or other entity in which the Company directly or indirectly through other Subsidiaries has more than a 50% equity interest, (individually or collectively "Subsidiary" or "Subsidiaries"), nor any of their officers, employees, agents or advisors, shall do or take or cause to be done or taken, nor shall any of them cause or permit any direct or indirect Subsidiary to do or take or cause to be done or taken, any of the actions or decisions set forth below without the prior consent and approval of each of the directors appointed by TCC and Thayer:


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


                  (a) Make any substantial change in the character of the Company's or any Subsidiary's principal business;

                  (b) Adopt or modify in any material respect the Company's or any Subsidiary's annual business and financial plan or any other material budget for the Company or any Subsidiary;

                  (c) Amend or modify the Amended and Restated Revolving Credit Agreement and Term Loan Agreement, among IESI Corporation and its subsidiaries (other than De Minimis Subsidiaries), the Lenders, Fleet National Bank as Administrative Agent and LaSalle Bank National Association as Syndication Agent, as amended to date and as the same may be further amended, modified or supplemented from time to time (the "Bank Credit Agreement"); or (ii) create, incur, assume or permit to exist any indebtedness or other obligation that under generally accepted accounting principles is required to be shown on the consolidated balance sheet of the Company as a liability, including, but not limited to, indebtedness evidenced by a promissory note, bond or similar written obligation to pay money and indebtedness guaranteed by the Company or any Subsidiary or for which the Company or any Subsidiary is otherwise liable, other than such indebtedness or other obligation (A) arising in the ordinary course of business of the Company or any Subsidiary, (B) contemplated in the Company's most recently approved annual or financial plan, as approved by the Board of Directors, or (C) in an amount of up to $5,000,000 incurred in connection with an acquisition permitted by or consented to under the Bank Credit Agreement as the same may be amended or supplemented from time to time in accordance with Section 9.1(c)(i);

                  (d) Except as set forth in the Company's or any Subsidiary's annual business and financial plan, as approved by the Board of Directors, make any expenditure for fixed or capital assets that exceed by more than 10% the aggregate limitations set forth therein;

                  (e) Sell, lease, pledge, encumber, assign, exchange, transfer or otherwise dispose of, or part with control of (whether in one transaction or a series of transactions) all or substantially all of the assets of the Company or any Subsidiary (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except for
                           (i) sales or other dispositions of inventory in the ordinary course of business and (ii) sales or other dispositions of assets which have become worn out or obsolete or which are promptly being replaced;

                  (f) Purchase or acquire any property from, exchange any property with, or lease any property to, lend or advance any money to, borrow any money from, guarantee any obligation of, acquire any stock, obligations or securities of, enter into any merger or consolidation agreement with, or enter into any other transaction or arrangement or otherwise deal with (i) any officer, director or shareholder of the Company or any Subsidiary in an amount greater than $100,000 or (ii) any Affiliate of the Company or any Subsidiary, except for transactions (A) entered into in the ordinary course of business, (B) having terms no less favorable to the Company than in similar transactions negotiated with a third party, and (C) under which the Company's obligations do not exceed $100,000 per year. For purposes of this Section, "Affiliate" shall mean any Person controlling, controlled by or under common control with the Company or any Subsidiary, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, that TCC, TC Carting II, L.L.C., TC Carting III, L.L.C., Thayer and their affiliates shall not be deemed Affiliates of the Company;

                  (g) Issue, offer or sell, or obligate itself to issue, offer or sell, to any Person, any Securities, except as otherwise required under the Stockholders' Agreement or the Registration Agreement (as defined in the Stockholders' Agreement);

                  (h) Agree to register any securities of the Company or any Subsidiary under the Securities Act of 1933, as amended, or any successor federal statute thereto, except as otherwise required under the Registration Agreement;

                  (i) Make any loan or advance to or other direct or indirect purchase or other acquisition of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interest) of any other Person or any capital contribution to any other Person, except advances and similar expenditures in the ordinary course of business;

                  (j) Declare or pay out any dividend or make any distribution on its capital stock or purchase, redeem (by direct payment, sinking fund or otherwise) or otherwise acquire or retire for value any of its capital stock, except for optional redemptions of the Preferred Stock in accordance with the terms thereof;

                  (k) Directly or indirectly (i) encourage, solicit, initiate, pursue or enter into, or engage or participate in, any negotiations or agreements with any Person concerning any merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or any Subsidiary, recapitalization, or other business combination or change in control transaction involving the Company or any Subsidiary or any division or business unit thereof, or (ii) acquire all or substantially all of the ownership interests or assets, or any division or business unit, of any other Person;

                  (l) Change or appoint the Chairman of the Board, chief executive officer, the chief operating officer or the chief financial officer; or

                  (m)      Agree  to  any  of  the  actions   described  in  the
                           foregoing clauses (a) through (l).

         9.2 Dividends. Dividends upon the capital stock of the Company, subject to the provisions of the Certificate of Incorporation and applicable statutes, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, property or shares of the capital stock, unless otherwise provided by the Certificate of Incorporation.

         9.3 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends the sum that the directors, in their absolute discretion, think proper as a reserve to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company or for such other purpose as the directors may find conducive to the interests of the Company, and the directors may modify or abolish any reserve in the manner in which it was created.

         9.4 Books and Records. The Company must keep correct and complete books and records of account and must keep minutes of the proceedings of its Stockholders and Board of Directors. The Company must keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of the original issuance of shares by the Company and a record of each transfer of those shares that have been presented to the Company for registration of transfer, giving the names and addresses of all past and current Stockholders and the number and class of the shares held by each.

         9.5 Fiscal Year. The fiscal year of the Company will be fixed by the Board of Directors; provided, however, that if the fiscal year is not fixed by the Board of Directors and the selection of the fiscal year is not expressly deferred by the Board of Directors, the fiscal year will be the calendar year.

         9.6 Seal. The seal of the Company will be in the form approved from time to time by the Board of Directors.

         9.7 Securities of Other Corporations. The chief executive officer (or any other officers designated by the Board of Directors) will have the power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Company and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

         9.8 Invalid Provisions. If any part of these By-Laws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will remain valid and operative.

         9.9 Attestation by the Secretary. With respect to any deed, deed of trust, mortgage or other instrument executed by the Company through its duly authorized officer(s), the attestation to such execution by the Secretary will not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Company unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

         9.10 Headings; Table of Contents. The headings and table of contents used in these By-Laws have been inserted for administrative convenience only and shall not limit or affect the meaning of these By-Laws.

         9.11 References. In these By-Laws, whenever the singular number is used, the same includes the plural where appropriate and words of any gender include each other gender where appropriate.

         9.12 Amendments. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the Stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular or special meeting of the Stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws is contained in the notice of any such meeting. If the power to adopt, amend or repeal by-laws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of Stockholders to adopt new by-laws or amend or repeal these By-Laws.